ACCOUNTS PAYABLE AND ACCRUED EXPENSES	12 Months Ended
Dec. 31, 2012
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
9.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses are the following:

	December 31,	December 31,
	2012	2011
Accounts payable	$8,185,565	$11,387,293
Accrued expenses	342,781	2,661,364
Accrued warranty cost	154,155	154,162
Total	$8,682,501	$14,202,819

The Company’s equipment are typically sold with one year warranty from the date of sales against defects in materials. Warranty cost is accrued as revenue is recognized. Cost of warranties is estimated based on the Company’s experience in recent years. Actual warranty costs when incurred are charged against accrued warranty liability. The Company did not accrue warranty expense during the year ended December 31, 2012 and 2011, as their accrued warranty of $154,155 and $154,162 were adequate to compensate for expected future warranty costs as of those respective dates.